SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                  FORM 8-K

                               CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                      Date of Report:  October 9, 1996



                       ROBOTIC VISION SYSTEMS, INC.
            (Exact name of Registrant as specified in charter)



   Delaware                     0-8623                    11-2400145
 (State or other          (Commission File No.)         (IRS Employer
jurisdiction of                                        Identification
incorporation)                                             Number)




   425 Rabro Drive East, Hauppauge, New York                   11788
   (Address of principal executive offices)                 (Zip Code)



   Registrant's telephone number, including area code:  (516) 273-9700


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Item 2.  Acquisition or Disposition of Assets.

          On October 1, 1996, Registrant consummated an acquisition transaction contemplated by an Agreement and Plan of Merger and Reorganization of even date (the "Merger Agreement"), with Systemation Engineered Products, Inc. ("SEP"), a privately owned company located in New Berlin, Wisconsin, whereby SEP became a wholly-owned subsidiary of Registrant (the "Merger"). SEP is a world leader in tape-and-reel, as well as tube and tray based component processing systems for the semiconductor and electronics industries.

          The Merger Agreement provided that upon
consummation of the Merger, the then outstanding shares of SEP common stock would be converted into the right to receive, and become exchangeable for an aggregate of 1,740,000 shares of Registrant's common stock.

          The Merger was structured as a tax-free
reorganization and will be accounted for by Registrant as a pooling of interests.



Item 7. Financial Statements and Exhibits.


          (a)  Financial Statements of SEP.*

               (i)       Report of Deloitte & Touche LLP,
                         Independent Auditors;

               (ii)      Balance Sheets of SEP as of March
                         31, 1996 and 1995 and (unaudited)
                         as of September 30, 1996;

               (iii)     Statements of Operations and
                         Retained Earnings of SEP for the
                         years ended March 31, 1996 and
                         1995 and (unaudited) for the six
                         months ended September 30, 1996;

               (iv)      Statements of Cash Flows of SEP
                         for the  years ended March 31,
                         1996 and 1995 and (unaudited) for
                         the six months ended September
                         30, 1996; and

               (v)       Notes to Financial Statements of
                         SEP.

          (b)  Pro Forma Financial Information.*

               (i)       Unaudited Combined Summary of Pro
                         Forma Statements of Operations
                         for the years ended September 30,
                         1996, 1995 and 1994;

               (ii)      Unaudited Pro Forma Combined
                         Balance Sheet as of September 30,
                         1996;

               (iii)     Unaudited Pro Forma Combined
                         Statements of Operations for the
                         Years Ended September 30, 1996,
                         1995 and 1994; and

               (iv)      Notes to Unaudited Pro Forma
                         Financial Information.


          (c)  Exhibits.

               (i)       Agreement and Plan of Merger and
                         Reorga-nization dated as of
                         October 1, 1996 by and among
                         Robotic Vision Systems, Inc.,
                         RVSI Fourth Acquisition Corp.,
                         Systema-tion Engineered Products,
                         Inc., Phillip Koerper, Merlin
                         Behnke, Alvira Nemetz and Michael
                         Neleson.



* Registrant's provision of historical financial statements of SEP and pro forma financial information relating to the Merger within 15 days after the Merger, as prescribed by Regulation S-X, promulgated by the Securities and Exchange Commission, is impracticable. Registrant will file such historical financial statements and pro forma financial information no later than 75 days after the Merger.

                             SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: October 9, 1996            ROBOTIC VISION SYSTEMS, INC.
                                        (Registrant)


                                  By:  /s/Robert H.Walker
                                       Robert H. Walker
                                       Executive Vice President